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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 19, 2016 (January 14, 2015)
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-36056 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)

(781) 565-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 5.02(e): Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 14, 2016, Nuance Communications, Inc. (the “Company”) announced that its Board of Directors has approved an amendment to its 2000 Stock Plan (the “2000 Plan”), to reduce the proposed increase in the number of shares subject to the plan from 2,000,000 to 1,300,000, which will result in a total of 73,900,000 shares of common stock being reserved for issuance under the 2000 Plan. The proposed 1,300,000 share increase will reduce the potential dilutive impact of the 2000 Plan on other stockholders as compared to the originally proposed 2,000,000 share increase. The 2000 Plan, as so amended, remains subject to stockholder approval at the Annual Meeting of Stockholders described below.
The foregoing summary is qualified in its entirety by reference to the 2000 Plan, as amended, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01      Other Events
On December 17, 2015, the Company filed a definitive proxy statement (the “Proxy Statement”) relating to the Company’s 2016 Annual Meeting of Stockholders. The Company has set January 27, 2016 as the date for the Annual Meeting of Stockholders. The meeting will be held at the Company’s office at 1198 East Arques Avenue, Sunnyvale, California at 2:00 p.m. local time. As previously disclosed, the record date for determining Company stockholders entitled to vote at the Annual Meeting of Stockholders has been fixed as the close of business on December 3, 2016. On January 19, 2016, the Company filed a Supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to add information regarding the amendment to the 2000 Plan. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits
    10.1         Amended and Restated 2000 Stock Plan.

    99.1         Supplement to Proxy Statement dated January 19, 2016

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: January 19, 2016	By:	/s/ Daniel D. Tempesta
Daniel D. Tempesta Chief Financial Officer